SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2002

DIGITAL RIVER, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24643	41-1901640
(Commission File No.)	(IRS Employer Identification No.)

9625 W. 76th Street, Suite 150
Eden Prairie, Minnesota 55344
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (952) 253-1234

Item 9.                    Regulation FD Disclosure.

On August 14, 2002, Digital River, Inc. (the “Company”) filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission.  Accompanying that report was a certification of Joel A. Ronning, Chief Executive Officer of the Company, and Carter D. Hicks, Chief Financial Officer of the Company, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  The text of the certification is set forth below:

CERTIFICATION

Pursuant to Section 906 of the Public Company Accounting Reform and Investor Protection Act of 2002 (18 U.S.C. § 1350, as adopted), Joel A. Ronning, Chief Executive Officer of Digital River, Inc. (the “Company”), and Carter D. Hicks, Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge:

1.               The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.               The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Periodic Report and the results of operations of the Company for the period covered by the Periodic Report.

Dated:    August 14, 2002

By:	/s/ JOEL A. RONNING
Joel A. Ronning
Chief Executive Officer

By:	/s/ CARTER D. HICKS
Carter D. Hicks
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of this report or as a separate disclosure document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RIVER, INC.

Dated: August 14, 2002	By:	/s/ Carter D. Hicks
Carter D. Hicks
Chief Financial Officer